EXHIBIT 99.2

Independent Registered Public Accounting Firm’s Review Report

We have reviewed the condensed consolidated balance sheet of Hangzhou Aida Pharmaceuticals Co., Ltd. and subsidiaries as of September 30, 2005, and the related condensed consolidated statements of operations and cash flows for the nine months ended September 30, 2005 and 2004 and the condensed consolidated statements of changes in shareholders’ equity for the nine months ended September 30, 2005. These consolidated financial statements are the responsibility of the Company’s management.

We conducted our review in accordance with the standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the condensed consolidated financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States of America

/s/ Weinberg & Company, P.A.

Weinberg & Company, P.A.

Boca Raton, Florida

December 21, 2005

HANGZHOU AIDA PHARMACEUTICALS CO., LTD AND SUBSIDIARIES,

CONDENSED CONSOLIDATED BALANCE SHEET

AT SEPTEMBER 30, 2005

(UNAUDITED)

September 30, 2005
CURRENT ASSETS
Cash and cash equivalents	$3,012,621
Restricted cash	1,673,302
Accounts receivable, net	8,323,054
Notes receivable	2,850,394
Inventories, net	4,650,720
Due from related parties	1,011,160
Other receivables and prepaid expenses	2,284,236
Due from employees	2,130,855
Prepayments for goods	1,127,155
Deferred taxes	149,456
Total Current Assets	27,212,953

Plant and equipment, net	10,990,120
Land use right, net	1,761,265
Construction in progress	1,808,009
Patents, net	1,702,324
Long term investments	218,605
Deferred taxes	205,364

TOTAL ASSETS	$43,898,640

CURRENT LIABILITIES
Accounts payable	$2,103,380
Other payables and accrued liabilities	2,553,153
Accrued expenses	719,193
Short term debt	21,355,188
Due to related parties	289,243
Due to employees	104,412
Taxes payable	107,268
Customer deposits	1,479,327
Deferred taxes	66,305
Total Current Liabilities	28,777,469

LONG-TERM LIABILITIES
Long-term bank loans	3,707,365
Deferred taxes	358,999
Minority interest	4,279,157
Total Long-Term Liabilities	8,345,521

TOTAL LIABILITIES	37,122,990

SHAREHOLDERS’ EQUITY
Registered capital	3,443,323
Reserve fund	449,957
Retained earnings	2,753,126
Accumulated other comprehensive income	129,244
Total Shareholders’ Equity	6,775,650

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$43,898,640

See accompanying accountants’ review report and notes to condensed consolidated financial statements.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004

(UNAUDITED)

	NINE MONTHS ENDED SEPTEMBER 30,
	2005	2004

REVENUES	$16,081,922	$11,710,152

COST OF GOODS SOLD	(4,170,601)	(4,618,692)

GROSS PROFIT	11,911,321	7,091,460

Research and development costs	(158,841)	(28,789)

Selling and distribution expenses	(6,874,814)	(4,583,790)

General and administrative expenses	(2,257,189)	(1,686,782)

INCOME FROM CONTINUED OPERATIONS	2,620,477	792,099

OTHER INCOME (EXPENSES)

Interest expense	(779,686)	(369,671)

Government grants	115,719	6,226

Forgiveness of debt	96,258	-

Other income/(expense), net	20,487	110,639

INCOME FROM CONTINUED OPERATIONS BEFORE INCOME TAX	2,073,255	539,293

INCOME TAX (BENEFIT)	35,987	(15,902)

INCOME FROM CONTINUED OPERATIONS BEFORE MINORITY INTEREST	2,109,242	523,391

MINORITY INTEREST	(797,865)	(90,069)

INCOME FROM CONTINUED OPERATIONS	1,311,377	433,322

DISCONTINUED OPERATION

Gain from disposition of discontinued operation, net	223,742	-

Loss from discontinued operation	(196)	(41,098)

GAIN (LOSS) FROM DISCONTINUED OPERATION	223,546	(41,098)

NET INCOME	1,534,923	392,224

FOREIGN CURRENCY TRANSLATION GAIN	129,100	-

COMPREHENSIVE INCOME	$1,664,023	$392,224

See accompanying accountants’ review report and notes to condensed consolidated financial statements.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN

SHAREHOLDERS’ EQUITY FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005

(UNAUDITED)

	Registered Capital	Reserve Fund	Retained Earnings	Accumulated Other Comprehensive Income	Total
BALANCE DECEMBER 31, 2004	$3,443,323	$449,957	$1,218,203	$144	$5,111,627

Net income	-	-	1,534,923	-	1,534,923

Foreign currency translation gain	-	-	-	129,100	129,100

BALANCE SEPTEMBER 30, 2005	$3,443,323	$449,957	$2,753,126	$129,244	$6,775,650

See accompanying accountants’ review report and notes to condensed consolidated financial statements.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005

(UNAUDITED)

	For the Nine Months Ended September 30,
	2005	2004
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$1,534,923	$392,224
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	907,601	128,798
Deferred taxes	(192,316)	-
Forgiveness of debt	96,258	-
Minority interests’ share of net income	797,865	90,069
Discontinued operation	(223,742)	-
Other	-	78

Changes in operating assets and liabilities, net of acquisition:

(Increase) Decrease In:
Accounts receivable	(1,187,539)	(1,424,295)
Inventories	819,553	(63,968)
Other receivables and prepaid expenses	(626,844)	(7,030,721)
Prepayment for goods	82,283	61,400
Discontinued operation	389,497	(13,077)

Increase (Decrease) In:
Due to employees	44,483	-
Accounts payable	205,561	2,946,341
Other payables and accrued liabilities	82,084	4,417,548
Taxes payable	124,927	(297,774)
Customer deposits	948,417	(283,253)
Discontinued operation	1,227,565	1,074,623
Net cash provided by (used in) operating activities	5,030,576	(2,007)

CASH FLOWS FROM INVESTING ACTIVITIES:
Restricted cash	(1,414,497)	-
Purchases of plant and equipment	(330,808)	-
Cash received from sale of plant and equipment	1,531,301	162,820
Purchases of construction in progress	(181,870)	-
Notes receivable	(1,375,224)	-
Due from related parties	-	2,087,278
Discontinued operation	11,510	(1,020,448)
Due from employees	(1,142,106)	432,114
Purchase of subsidiary, net of cash acquired	(963,850)	-
Purchases of long-term investment	-	(394,252)
Net cash (used in) provided by investing activities	(3,865,544)	1,267,512

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from short-term debt	1,152,241	545,796
Proceeds from notes payable	1,750,417	255,177
Proceeds from related parties	1,494,762	-
Repayment of amount due to related parties	(3,907,124)	(1,364,653)
Proceeds from capital contribution	-	966,580
Repayment of long-term bank loans	-	(120,809)
Discontinued operation	(1,628,376)	-
Dividend	-	(397,621)
Net cash used in financing activities	(1,138,080)	(115,530)

INCREASE IN CASH AND CASH EQUIVALENTS	26,952	1,149,975

See accompanying accountants’ review report and notes to condensed consolidated financial statements.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005

(UNAUDITED)

	For the Nine Months Ended September 30,
	2005	2004

Effect of exchange rate changes on cash	129,100	-
Cash and cash equivalents at beginning of period	2,856,569	2,515,493

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$3,012,621	$3,665,468

SUPPLEMENTARY CASH FLOW INFORMATION
1. Interest paid	$770,480	$340,130

2. Income taxes paid	$9,690	$4,663

3. On February 1 and May 10, 2005, the Company purchased additional 47% and 5% interest in Changzhou Fangyuan Pharmaceutical Co., Ltd. for $3,166,474.  Thereafter, Changzhou Fangyuan Pharmaceutical Co., Ltd. became a 66% owned subsidiary of the Company.  The following represents the assets purchased and liabilities assumed at the acquisition date:

Land use right, net	$1,153,428
Patent, net	1,700,567
Construction in progress	1,564,525
Plant and equipment, net	8,138,482
Deferred taxes	-
Cash and cash equivalents	2,202,624
Accounts receivable	1,176,054
Inventories, net	595,686
Other receivables and prepayments	748,337
Prepayments for goods	511,754
Due from employee	223,078
Due from related parties	1,869,724
Total assets purchased	$19,884,259

Short term bank loans	(4,228,841)
Accounts payable	(349,179)
Notes payable	(4,222,315)
Accrued expense	(568,538)
Other payable and accrued liabilities	(1,330,681)
Customer deposits	(123,334)
Long-term bank loans	(3,624,721)
Total liabilities assumed	$(14,447,609)

Total net assets	$5,436,650

Share percentage	66%

Net assets acquired	$3,588,189

Total consideration paid	$3,588,189

4. During the period ended September 30, 2005, $637,507 of short-term debt was settled by transferring a processing production line with a net book value of $541,249 resulting in a $96,258 gain.

See accompanying accountants’ review report and notes to condensed consolidated financial statements.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

 AS OF SEPTEMBER 30, 2005

(UNAUDITED)

1.

ORGANIZATION AND PRINCIPAL ACTIVITIES

Hangzhou Aida Pharmaceuticals Co., Ltd. (“Aida”) was incorporated on March 26, 1999 as a company with limited liability under the laws of the People’s Republic of China (“PRC”).  The Company is owned 100% by Earjoy Group Ltd. (“Earjoy”).

The primary operations of Aida and its subsidiaries (the “Company”) are the development, production and distribution of cardiovascular and anti cancer drugs, in the form of powder for injection, liquid for intravenous injection, capsule, tablet, ointment, etc., within the PRC.

2.

CONCENTRATIONS

The Company has four major customers who accounted for the following percentage of total sales and total accounts receivable in 2005 and 2004:

	Sales		Accounts Receivable
Major Customers	For the Nine Months Ended September 30, 2005	For the Year Ended December 31, 2004	September 30, 2005	December 31, 2004

Company A	9%	9%	5%	7%
Company B	-	5%	-	13%
Company C	-	5%	-	3%
Company D	5%	5%	4%	6%
Company E	7%	-	6%	-
Company F	7%	-	6%	-

3.

USE OF ESTIMATES

The preparation of the consolidated financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods.

Management makes these estimates using the best information available at the time the estimates are made.  Actual results could differ materially from those estimates.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

 AS OF SEPTEMBER 30, 2005

(UNAUDITED)

4.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company’s financial instruments include cash and cash equivalents, restricted cash, accounts receivable, notes receivable, due to/from related parties, other receivables and prepaid expenses, due from employees, prepayments for goods, accounts payable, other payables and accrued liabilities, debt, tax payables and customer deposits.  Management has estimated that the carrying amount approximates fair value due to their short-term nature.

5.

NOTES RECEIVABLE

Notes receivable at September 30, 2005 consist of the following:

Bank acceptance notes:

Due February 13, 2006	$24,716
Subtotal	24,716
Other notes receivable from unrelated companies:

Due October 30, 2005	617,894
Due October 30, 2005	38,713
Due December 31, 2005	957,454
Due December 31, 2005	123,579
Due March 31, 2006	986,649
Due March 31, 2006	101,389
Subtotal	2,825,678

Total	$2,850,394

Notes receivable from unrelated companies are interest-free and unsecured.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

 AS OF SEPTEMBER 30, 2005

(UNAUDITED)

6.

INVENTORIES

Inventories at September 30, 2005 consist of the following:

Raw materials	$1,127,209
Work-in-progress	442,066
Processing materials	246,141
Finished goods	2,835,304
$4,650,720

7.

DUE TO/FROM RELATED PARTIES

(I) Due From Related Parties

September 30, 2005
Current:
Shangyu Branch	$132,472
Jin Biao	112,837
Zhejiang Anglikang Pharmaceuticals	494,315
Jinou Group	271,536

Total amount due from related parties	$1,011,160

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

 AS OF SEPTEMBER 30, 2005

(UNAUDITED)

7.

DUE TO/FROM RELATED PARTIES (CONTINUED)

(II) Due To Related Parties

September 30, 2005
Merlin Green Canada Inc.	$224,595
Zhejiang Guobang Veterinary Drug Co., Ltd.	64,648
Changzhou Fangyuan Pharmaceutical Ltd.	-
Total amount due to related parties	$289,243

(III) Due from Employees

September 30, 2005

Current	$2,130,855
Total amount due from employees	$2,130,855

(IV) Due to Employees

September 30, 2005

Current	$104,412
Total amount due to employees	$104,412

8.

ACQUISITION

On February 1, and May 10, 2005, the Company purchased an additional 47% and 5% interest in Changzhou Fangyuan Pharmaceutical Co., Ltd. for $3,166,474 in cash.  Thereafter, Changzhou Fangyuan Pharmaceutical Co., Ltd. became a 66% owned subsidiary of the Company.  The following represents the assets purchased and liabilities assumed at the acquisition date:

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

 AS OF SEPTEMBER 30, 2005

(UNAUDITED)

8.

ACQUISITION (CONTINUED)

Land use right, net	$1,153,428
Patent, net	1,700,567
Construction in progress	1,564,525
Plant and equipment, net	8,138,482
Deferred taxes	-
Cash and cash equivalents	2,202,624
Accounts receivable	1,176,054
Inventories, net	595,686
Other receivables and prepayments	748,337
Prepayments for goods	511,754
Due from employee	223,078
Due from related parties	1,869,724
Total assets purchased	$19,884,259

Short term bank loans	(4,228,841)
Accounts payable	(349,179)
Notes payable	(4,222,315)
Accrued expense	(568,538)
Other payable and accrued liabilities	(1,330,681)
Customer deposits	(123,334)
Long-term bank loans	(3,624,721)
Total liabilities assumed	$(14,447,609)

Total net assets	$5,436,650

9.

PLANT AND EQUIPMENT

Plant and equipment consist of the following as of September 30, 2005:

At cost:
Buildings	$7,017,193
Machinery	6,756,799
Motor vehicles	608,111
Office equipment	542,493
Leasehold improvements	114,173
15,038,769
Less: Accumulated depreciation
Buildings	1,041,365
Machinery	2,411,607
Motor vehicles	312,158
Office equipment	254,648
Leasehold improvements	28,871
4,048,649

Plant and equipment, net	$10,990,120

Depreciation expense for the nine months ended September 30, 2005 is $766,293.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

 AS OF SEPTEMBER 30, 2005

(UNAUDITED)

10.

PATENTS

September 30, 2005

Cost	$1,971,752
Less: Accumulated amortization	269,428
Patents, net	$1,702,324

Amortization expense for the period ended September 30, 2005 is $177,815.

Amortization expense for the next five years and thereafter is as follows:

2006	$258,042
2007	258,042
2008	223,748
2009	203,805
2010	203,805
Total	$1,147,442

11.

LONG-TERM INVESTMENTS

As of September 30, 2005, long-term investments consisted of the following:

	Ownership Interest
At cost:
Hangzhou Longde Medical Machinery Co., Ltd.	10.6%	97,790
Zhejiang Anglikang Pharmaceutical Co., Ltd.	4.25%	120,815
		$218,605

12.

SHORT-TERM DEBT

Short-term debt as of September 30, 2005 consists of the following:

Loans from Hangzhou Commercial Bank, due April 25, 2006, monthly interest only payments at 6.70% per annum,guaranteed by Xinchang Guobang Chemicals Co., Ltd.	$1,235,788

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

 AS OF SEPTEMBER 30, 2005

(UNAUDITED)

12.

SHORT-TERM DEBT (CONTINUED)

Loans from CIBC Qingchun Branch, due July 24, 2006, monthly interest only payments at 5.74% per annum, secured by assets owned by the Company.	741,473

Loans from CIBC Qingchun Branch, due August 1, 2006, monthly interest only payments at 5.74% per annum, secured by assets owned by the Company.	865,052

Loans from CIBC Qingchun Branch, due August 8, 2006, monthly interest only payments at 5.74% per annum, secured by assets owned by the Company.	772,368

Loans from CIBC Qingchun Branch, due August 21, 2006, monthly interest only payments at 5.74% per annum, secured by assets owned by the Company.	617,894

Loans from Citic Industrial Bank, due January 1, 2006, monthly interest only payments at 6.14% per annum, guaranteed by Xinchang Guobang Chemicals Co., Ltd.	617,894

Loans from Citic Industrial Bank, due January 22, 2006, monthly interest only payments at 6.14% per annum, guaranteed by Xinchang Guobang Chemicals Co., Ltd.	494,315

Loans from Hua Xia Bank, due March 16, 2006, monthly interest only payments at 6.14% per annum, guaranteed by Xinchang Guobang Chemicals Co., Ltd. And Ningbo Tianheng Pharmaceutical Co., Ltd.	741,473

Loans from Bank of China, due April 17, 2006, monthly interest only payments at 5.86% per annum, guaranteed by Xinchang Guobang Chemicals Co., Ltd.	1,235,788

Loans from Industrial Bank CO. Ltd., due September 26, 2006, monthly interest only payments at 6.14% per annum, guaranteed by Jin’ou Group Co.,	1,235,788

Loans from Industrial and Commercial Bank of China, due April 10, 2006, monthly interest only payments at 5.49% per annum, secured by assets owned by the Company.	1,112,210

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

 AS OF SEPTEMBER 30, 2005

(UNAUDITED)

12.

SHORT-TERM DEBT (CONTINUED)

Loans from Industrial and Commercial Bank of China, due November 26, 2005, monthly interest only payments at 6.70% per annum, guaranteed by Hangzhou Aida Pharmaceuticals. Co., Ltd.	370,737

Loans from Changzhou Commercial Bank ,due January 26, 2006, monthly interest only payments at 8.37% per annum, guaranteed by Changzhou High-tech Development District Co., Ltd.	3,089,471

Loans from Changzhou Commercial Bank ,due October 15, 2005, monthly interest only payments at 6.73% per annum, guaranteed by Changzhou High-tech Development District Co., Ltd.	617,894

Notes payable to unrelated companies:
Due December 31, 2005	2,720,692
Due June 30, 2006	617,894
Due August 31, 2006	741,473
Due February 28, 2006	617,894
Due October 5, 2005	1,235,788
Due October 12, 2005	1,235,788
Due November 10, 2005	145,823
Due November 4, 2005	145,823
Due January 4, 2006	145,868
$21,355,188

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

 AS OF SEPTEMBER 30, 2005

(UNAUDITED)

13.

DISCONTINUED OPERATIONS

On April 1, 2005, the Company entered into a disposition agreement with Zhejiang Guobang Veterinary Drug Co., Ltd., a company controlled by the director of the Company.  Pursuant to the agreement the Company agreed to to sell all of its interest in the branch in Shangyu, PRC to Zhejiang Guobang Veterinary Drug Co., Ltd. and as consideration, a liability due to Zhejiang Guobang Veterinary Drug Co., Ltd. amounting to $1,498,476 was forgiven.  In association with the agreement, the branch in Shangyu, PRC has ceased to become a consolidated subsidiary of the Company.  The loss from discontinued operations of $196 and the gain from disposition of discontinued operations of $223,742 were reflected in the Company’s unaudited condensed consolidated statement of operations for the nine months ended September 30, 2005.

All the assets and liabilities of the branch in Shangyu as of March 31, 2005, were removed from the books of the Company on September 30, 2005, including:

March 31, 2005 (Disposition date)
Major Assets
Plant and equipment, net	$1,179,439
Accounts receivable	853,805
Inventory	2,166,760
Prepayment for goods	634,227
Other assets	358,662

Major Liabilities
Due to related parties	$3,252,395
Accounts receivable	707,566
Notes payable	370,737
Other payable	735,989
Other liabilities	89,813

The loss from operation of the branch in Shangyu for the period from January 1, 2005 through March 31, 2005 (disposition date) was included in the books of the Company for the nine months ended September 30, 2005, including:

For the period from January 1, 2005 through March 31, 2005 (disposition date)

Revenue	$3,349,081
Cost of goods sold	(3,278,069)
GROSS PROFIT	71,012
Selling and distribution expenses	(37,205)
General and administrative expenses	(26,643)
Other expenses	(7,360)
NET LOSS	(196)

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

 AS OF SEPTEMBER 30, 2005

(UNAUDITED)

14.

COMMITMENTS AND CONTINGENCIES

In 2005, the Company entered into an advertisement contract with a third party whereby the Company committed to purchase advertising services for normal operation.  The contract amount is $257,044.  As of September 30, 2005, the outstanding commitments resulted from the advertisement contract is $133,465, which falls due in September 2006.

15.   REGISTERED CAPITAL

The registered capital of the Company as of September 30, 2005 is as follows:

Registered Capital:

Earjoy Group Ltd.	$3,443,323	100%
Total	$3,443,323	100%

On February 28, 2004, the board of directors of the Company approved the transfer of 9.8% of the Company’s shares from Ningbo Tianheng Pharmaceutical Co., Ltd to Shengzhou Jinji Medical Investment Co., Ltd. for $242,725.  On the same day, the Company also approved the transfer of 48.78% of the Company’s shares from Zhejiang Guobang Veterinary Drug Co., Ltd. to Xinchang Jinchang Industrial Co., Ltd. for $462,366, Xinchang Tongji Investment Co., Ltd. for $514,679 and Shengzhou Jinji Medical Investment Co., Ltd for $231,122.  On April 28, 2004, all of the then existing shareholders of the Company agreed to transfer all their interest in the Company to Best Nation Investment Co., Ltd. for $3,004,203.

On September 23, 2004, Best Nation Investment Co., Ltd. contributed additional cash of $966,580 into the Company.

On December 22, 2004, Best Nation Investment Co., Ltd. entered into an agreement with Earjoy Group Ltd. to transfer all the interest in the Company to Earjoy Group Ltd. for $1. All of the transfers of the related certificates are completed.

16.

SUBSEQUENT EVENTS

On December 8, 2005, Earjoy and BAS Consulting, Inc. (“BASG”) closed and completed a Share Exchange Agreement (the “Agreement”) dated June 1, 2005.   Pursuant to the Agreement, BASG issued and delivered to the Earjoy Shareholders an aggregate of 23,375,000 shares of common stock, representing 93.5% of all issued and outstanding common stock of BASG, in exchange for 100% of the outstanding capital of Earjoy.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

 AS OF SEPTEMBER 30, 2005

(UNAUDITED)

16.

SUBSEQUENT EVENTS (CONTINUED)

Pursuant to the Agreement, BASG implemented a 1 for 6.433138 reverse stock split (the “Reverse Stock Split”) prior to the closing of the Agreement so that BASG’s 10,453,850 outstanding shares as of the date of the Agreement now represent 1,625,000 shares of common stock

After the share exchange, Earjoy is a wholly-owned subsidiary of BASG. The Company is deemed to be the accounting acquirer and will account for the exchange transaction as a reverse acquisition.  The acquisition will be accounted for as the recapitalization of Aida since, at the time of the acquisition.